Filed pursuant to Rule 497(a)(1)

File No. 333-185191

Rule 482ad

Gladstone Capital Corporation Prices Term Preferred Stock Offering

McLean, VA, May 14, 2014: Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) today announced that it has entered into an agreement to sell 2,200,000 shares of its newly designated 6.75% Series 2021 Term Preferred Shares (the “Series 2021 Term Preferred Shares”) at a public offering price of $25.00 per share, raising $55.0 million in gross proceeds and approximately $52.8 million in net proceeds after payment of underwriting discounts and commissions and estimated expenses of the offering payable by the Company. The Company has also granted the underwriters a 30-day option to purchase 240,000 additional Series 2021 Term Preferred Shares on the same terms and conditions to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about May 20, 2014. The Company anticipates its Series 2021 Term Preferred Shares will trade on the NASDAQ Global Select Market under the symbol GLADO. Janney Montgomery Scott LLC and Sterne, Agee & Leach, Inc. are serving as joint book-running managers. J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc., Boenning & Scattergood, Inc., Ladenburg Thalmann & Co. Inc. and Maxim Group LLC are serving as co-managers for the offering.

The Company intends to use the net proceeds from this offering to voluntarily redeem all outstanding shares of its 7.125% Series 2016 Term Preferred Shares, with any remaining proceeds to pay down its revolving line of credit and for other general corporate purposes. Such voluntary redemption will be contingent upon the closing of its Series 2021 Term Preferred Shares offering and in an amount sufficient to fully redeem all outstanding shares of its Series 2016 Term Preferred Shares.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. A prospectus supplement dated May 13, 2014, which will be filed with the Securities and Exchange Commission, and the accompanying prospectus, dated February 21, 2014, which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

To obtain a copy of the prospectus and the final prospectus supplement for this offering, please contact: Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, Attention: Taxable Fixed Income Department or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Filed pursuant to Rule 497(a)(1)

File No. 333-185191

Rule 482ad

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities, consisting primarily of senior term loans, second term lien loans, and senior subordinated term loans in small and medium sized businesses in the United States. Information on the business activities of all the Gladstone funds can be found at www.gladstonecompanies.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements which are based upon the Company’s current expectations and are inherently uncertain. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company assumes no obligation to revise or update any such statement now or in the future.

SOURCE: Gladstone Capital Corporation

Investor Relations Inquiries: Please visit www.gladstone.com or +1-703-287-5893.